UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: May 2, 2023
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

The information in Item 7.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 7.01.	Regulation FD Disclosure.
On May 2, 2023, Tenet Healthcare Corporation (the “Company”) issued a press release announcing the commencement of a private placement offering of $1.350 billion in aggregate principal amount of its senior secured first lien notes due 2031. A copy of the press release is furnished as Exhibit 99.1 attached hereto and is incorporated herein by reference.

Additionally, on May 2, 2023, the Company issued a press release announcing pricing of $1.350 billion in aggregate principal amount of its 6.750% senior secured first lien notes due 2031 (the “notes”). The closing of the sale of the notes is expected to occur on May 16, 2023, and is subject to customary closing conditions. A copy of the press release is furnished as Exhibit 99.2 attached hereto and is incorporated herein by reference.

The notes will be guaranteed by certain of the Company’s subsidiaries and secured on a first lien priority basis by a pledge of the capital stock and other ownership interests of certain of the Company’s subsidiaries. The notes will be effectively senior to the Company’s existing and future indebtedness secured on a more junior basis, as well as unsecured indebtedness and other liabilities, to the extent of the value of the collateral securing such borrowings.

Tenet intends to use the net proceeds from the sale of the notes, after payment of fees and expenses, to finance, together with cash on hand, the redemption of all $756 million outstanding of its 4.625% senior secured first lien notes due July 2024 (the “July 2024 Notes”) and all $589 million outstanding of its 4.625% senior secured first lien notes due September 2024 (the “September 2024 Notes” and collectively, the “2024 Notes”).

Item 8.01.	Other Events.
On May 2, 2023, the Company issued notices of redemption to the holders of all $1.345 billion outstanding of its 2024 Notes. The September 2024 Notes will be redeemed on May 17, 2023, and the July 2024 Notes will be redeemed on June 1, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company on May 2, 2023, announcing the commencement of the offering of the notes.
99.2	Press Release issued by the Company on May 2, 2023, announcing the pricing of the notes.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: May 2, 2023	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary